EXHIBIT 10.5

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
THIS FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT dated June 30, 2016 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).
RECITALS
WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Third Amended and Restated Loan Facility Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, as amended by that certain Second Amendment to Loan Facility Agreement dated as of September 11, 2015, as amended by that certain Third Amendment to Loan Facility Agreement dated as of December 4, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);
WHEREAS, the Sponsor has requested certain amendments to the Loan Facility Agreement, in connection with a proposed amendment to the Dent-A-Med Credit Agreement;
WHEREAS, the Participants agree to such requested amendments subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Loan Facility Agreement. The Loan Facility Agreement is hereby amended as follows:
(a)    The following definition is added in the appropriate alphabetical order to Section 1.1 of the Loan Facility Agreement:
“Fourth Amendment Effective Date” means June 30, 2016.
(b)    The definition of “Dent-A-Med Credit Agreement” in Section 1.1 of the Loan Facility Agreement is amended to read as follows:
“Dent-A-Med Credit Agreement” means that certain Loan and Security Agreement dated as of May 18, 2011 by and among the Dent-A-Med Entities, as co-borrowers, the lenders party thereto and Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Preferred Capital, Inc.), as agent for the lenders thereunder as in effect on the Fourth Amendment Effective Date.
(c)    Section 8.1(l) of the Loan Facility Agreement is amended in its entirety to read as follows:
(l)    secured Indebtedness in an aggregate principal amount not to exceed (including any such Indebtedness resulting from any exercise of any incremental facility provisions) $110,000,000 under the Dent-A-Med Credit Agreement, as may be amended and otherwise modified, so long as the terms of such facility are not amended to be more restrictive than those in effect on the Fourth Amendment Effective Date or in a manner materially adverse to the Participants and all Indebtedness incurred thereunder remains non-recourse to the Sponsor or any of its Subsidiaries (other than the Dent-A-Med Entities); and
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant:
(a)    Amendment. Receipt of a counterpart of this Amendment signed by each of the Credit Parties, the Participants and the Servicer.
(b)    Amendments to Credit Documents. The Credit Agreement and the other Credit Documents shall have been amended in a manner reasonably satisfactory to the Servicer.
(c)    Amendments to Note Agreements. The Note Agreements shall have been (or shall be substantially simultaneously herewith) amended in a manner reasonably satisfactory to the Servicer.
(d)    Representations and Warranties. At the time of and immediately after giving effect to this Amendment on the Fourth Amendment Effective Date, all representations and warranties of each Credit Party set forth in the Operative Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); provided, that to the extent such representation or warranty relates to a specific prior date, such representation or warranty shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) only as of such specific prior date.
(e)    Fees and Attorney Costs. Receipt by the Servicer of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document and under any agreement with the Servicer.
3.    Miscellaneous.
(a)    This Amendment shall be deemed to be, and is, an Operative Document.
(b)    Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Operative Documents, (iv) affirms that each of the Liens granted in or pursuant to the Operative Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Documents.
(c)    Effective as of the Fourth Amendment Effective Date, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.
(d)    Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties as follows:

(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;
(ii)    this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and
(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.
(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f)    This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and
President, Strategic Operations

GUARANTORS:	AARON INVESTMENT COMPANY,
as a Guarantor

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Vice President and Treasurer

AARON’S PRODUCTION COMPANY,
as a Guarantor

	By:	/s/ Robert W. Kamerschen
	Name:	Robert W. Kamerschen
	Title:	Vice President and Secretary

99LTO, LLC,
AARON’S LOGISTICS, LLC,
AARON’S PROCUREMENT COMPANY, LLC,
AARON’S STRATEGIC SERVICES, LLC,
each as a Guarantor

	By:	AARON’S, INC., as sole Manager

	By:	/s/ Steven A. Michaels
	Name:	Steven A. Michaels
	Title:	Chief Financial Officer and
President, Strategic Operations

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PROGRESSIVE FINANCE HOLDINGS, LLC,
as a Guarantor

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC,
each as a Guarantor

By:	PROG LEASING, LLC, Sole Manager

By: PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PANGO LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

PROG LEASING, LLC, as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

SERVICER:	SUNTRUST BANK,
as Servicer and as a Participant

	By:	/s/ Tesha Winslow
	Name:	Tesha Winslow
	Title:	Director

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	REGIONS BANK,

	By:	/s/ J. Ryan Hammack
	Name:	J. Ryan Hammack
	Title:	Vice President

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	BRANCH BANKING AND TRUST
COMPANY
as a Participant

	By:	/s/ Bradley B. Sands
	Name:	Bradley Sands
	Title:	Assistant Vice President

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	BANK OF AMERICA, N.A.,
as a Participant

	By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Senior Vice President

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	SYNOVUS BANK,
as a Participant

	By:	/s/ Terry Herron
	Name:	Terry Herron
	Title:	Senior Director, Corporate Banking

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	FIFTH THIRD BANK,
as a Participant

	By:	/s/ Mary Ramsey
	Name:	Mary Ramsey
	Title:	Vice President

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.

PARTICIPANTS:	CITIZENS BANK, N.A.,
as a Participant

	By:	/s/ Peter van der Horst
	Name:	Peter van der Horst
	Title:	Senior Vice President

FOURTH AMENDMENT TO LOAN FACILITY AGREEMENT
AARON’S, INC.